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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): June 10, 1999


                                LPA HOLDING CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                       SEE TABLE OF ADDITIONAL REGISTRANTS

         Delaware                  333-56239-01              48-1144353
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(State or other jurisdiction       (Commission              (IRS Employee
     of incorporation)             File Number)           Identification No.)





  8717 West 110th Street, Suite 300     Overland Park, Kansas      66210
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(Address of principal executive offices)                         (Zip Code)



        Registrant's telephone number, including area code: 913-345-1250
                                                            ------------




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                             ADDITIONAL REGISTRANTS


                         Jursidiction of      Commission        IRS Employer
Name                     Incorporation        File Number     Identification No.
----                     -------------        -----------     ------------------

La Petite Academy Inc.    Delaware            333-56239          43-1243221



LPA Services, Inc.         Delaware           333-56239-02       74-2849053








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ITEM 8.

Effective as of June 10, 1999, LPA Holding Corp. and the additional registrants (the "Company") has changed its fiscal year to be the period starting on the first Sunday in July and ending on the first Saturday in July in the subsequent year. The report covering the transition period will be filed on a Form 10-K.








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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             LPA HOLDING CORP.
                             (Registrant)



Date:  June 25, 1999         By: /s/ James R. Kahl
                                 -------------------------------
                             Name:  James R. Kahl
                             Title: President, Chief Executive Officer and
                                    duly authorized representative of the
                                    registrant










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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       La Petite Academy, Inc.

Dated June 25, 1999                    /s/ Phillip M. Kane
                                       -----------------------------------------
                                       By:      Phillip M. Kane
                                       Title:   Senior Vice President, Chief
                                                Financial Officer and duly
                                                authorized representative of the
                                                registrant








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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 LPA Services, Inc.

Dated June 25, 1999              /s/ Phillip M. Kane
                                 -----------------------------------------------
                                 By:      Phillip M. Kane
                                 Title:   Senior Vice President, Chief Financial
                                          Officer and duly authorized
                                          representative of the registrant